                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  -----------

                                   FORM 8-K

                                  -----------

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  August 24, 2001



                            INTERALLIED GROUP, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

               Nevada                             000-28131                           14-1775226
-------------------------------------------------------------------------------------------------------------
    (State or Other Jurisdiction                 (Commission                        (IRS Employer
         of Incorporation)                       File Number)                    Identification No.)


1101 N. Chestnut Street
Winston-Salem, NC                                                                                27101
-------------------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                                          (Zip Code)


Registrant's telephone number, including area code: 336-725-2222
                                                   ----------------------

          1 Jacqueline Street, Suite 102, New Windsor, New York 12553
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Changes in Control of Registrant.

     On August 24, 2001, pursuant to a Stock Exchange Agreement (the "Agreement"), dated as of August 1, 2001, among Dr. Floyd H. Chilton, Susan A. Chilton, Ruby J. Chilton, Joshua Andrew Chilton Asset Management Trust, Sarah Mae Chilton Asset Management Trust, Shane Paul Chilton Asset Management Trust, Candice Marie Chilton Asset Management Trust, J. Phillips L. Johnston, James W. Johnston, Dr. Kenneth M. Tramposch, Wake Forest University, Johns Hopkins University, Board of Trustees of The Endowment Fund of North Carolina State University, Centennial Venture Partners, LLC, First Flight Venture Fund, LLC, Academy Venture Fund, LLC, Charles McCall, Marcia McCall, Robert Sherertz, Elizabeth Sherertz, Timothy Childress, Jamie Childress, Robert Huffman, Toney Jennings, JK Ventures, Inc., Sara Brooks Strassle, William P. Few, Morris L. Crafton, Fletcher Steele, Russell E. Armistead, William Barham, Larry Carroll, Timothy Davis, Kelly Davis, Charles L. Davis, Judy C. Davis, Gerald T. Finley, Sheryl Finley, Marvin Gentry, Richard D. Hancock, Nancy R. Hancock, L. Joe Inman, Randall S. Keith, Virginia W. Keith, Jerry L. Millsaps, Cherise B. Millsaps, Jeff Needham, Britta Needham, Thomas J. Pulliam, Timothy J. Scott, Sandra Scott, S. Leroy Smith, W. David White, Glenda B. White, Rick Deckelbaum, Graham Bennett, Richard Ennis, Horace W. Stimson, JoAnn Greyer-Stimson, and C. Alex Kemp, as custodian for C. Alexander Kemp, II under the Georgia Transfers to Minors Act (collectively, the "Shareholders") and Interallied Group, Inc. (the "Company"), the Shareholders acquired from the Company an aggregate 7,905,414 shares of Common Stock, par value $0.01, of the Company (the "Shares") in exchange for an aggregate 3,952,707 shares of the common stock, $0.001 par value per share, of Pilot Therapeutics, Inc., a North Carolina corporation ("PTI"), constituting all of the outstanding shares of PTI capital stock (the "Transaction").

     Upon the closing of the Transaction, the Shareholders owned the following percentages of the voting stock of the Company: Dr. Floyd H. Chilton III (15.64%), Susan A. Chilton (.0768%), Ruby J. Chilton (.1535%), Joshua Andrew Chilton Asset Management Trust (1.02%), Sarah Mae Chilton Asset Management Trust (1.02%), Shane Paul Chilton Asset Management Trust (1.02%), Candice Marie Chilton Asset Management Trust (1.02%), J. Phillips L. Johnston (2.32%), James
W. Johnston (.6889%), Dr. Kenneth M. Tramposch (3.41%), Wake Forest University (11.52%), Johns Hopkins University (.6475%), Board of Trustees of the Endowment Fund of North Carolina State University (.5118%), Centennial Venture Partners, LLC (15.91%), First Flight Venture Fund, LLC (3.69%), Academy Venture Fund, LLC (9.38%), Charles and Marcia McCall (.6035%), Robert and Elizabeth Sherertz (.6035%), Timothy and Jamie Childress (.6035%), Robert Huffman (.3018%), Toney Jennings (.3018%), JK Ventures, Inc. (.3018%), Sara Brooks Strassle (2.59%), William P. Few (.3018%), Morris L. Crafton (.4527%), Fletcher Steele (.2962%), Russell E. Armistead (.1365%), William Barham (.5429%), Larry Carroll (.2714%), Timothy and Kelly Davis (.2714%), Charles L. and Judy C. Davis (.2714%), Gerald
T. and Sheryl Finley (.2714%), Marvin Gentry (.2714%), Richard D. and Nancy R. Hancock (.5429%), L. Joe Inman (.2714%), Randall S. and Virginia W. Keith (.2714%), Jerry L. and Cherise B. Millsaps (.2714%), Jeff and Britta Needham (.4071%), Thomas J. Pulliam (.4071%), Timothy and Sandra Scott (.2714%), S. Leroy Smith (.2714%), W. David White and Glenda B. White (.2714%), Rick Deckelbaum (.1336%), Graham Bennett (.2673%), Richard Ennis (.2673%), Horace W. Stimson (.2047%), JoAnn Greyer-Stimson (.2047%), and C. Alex Kemp, as custodian for C. Alexander Kemp, II under the Georgia Transfers to Minors Act (.2673%). Dr. Floyd H. Chilton III has voting power over the Shares owned by Susan A. Chilton, Ruby J. Chilton, Joshua Andrew Chilton Asset Management Trust, Sarah Mae Chilton Asset Management Trust, Shane Paul Chilton Asset Management Trust and Candice Marie Chilton Asset Management Trust;

     Prior to the closing of the Transaction, Dr. Floyd Chilton III, Glenn J. Kline, James W. Johnston, Santo J. Costa, Sara Brooks Strassle, Bradley J. Undem and Margaret Urquhart were elected directors of the Company. Upon closing, Ira Keeperman and Patrice Croghan resigned as directors and officers of the Company and Maureen Sirull resigned as an officer of the Company. Following the closing of the Transaction, Dr. Floyd Chilton III, Beth Fordham-Meier, Jim Ford, Robert
K. Smagala, Edward M. Pyatte, Mark Timothy Childress, Eugene Dale Hintze and Dr. Marc Surette were appointed executive officers the Company. Following the closing of the Transaction, the only asset of the Company was the Company's ownership of all of the outstanding shares of PTI common stock.

     Set forth below is information with respect to the new directors and executive officers of the Company.

                 Name                               Position with the Company
     Floyd H. Chilton III, PhD (43)      President, Chief Executive Officer and Chief
                                         Scientific Officer of Pilot Therapeutics, Inc. since
                                         2000; Founder and Chief Scientific Officer of Pilot
                                         Therapeutics, Inc. since 1998; Associate Director of
                                         Asthma and Airways Diseases Center Wake Forest
                                         University School of Medicine since 1999; Associate
                                         Director of Programs in Clinical Research from 1999
                                         to 2000; Director of the Molecular Medicine Program
                                         at Wake Forest University School of Medicine from
                                         1997-2000; Professor, Physiology and Pharmacology of
                                         Wake Forest University School of Medicine from 1997
                                         to 2000; Professor of Department of Internal Medicine
                                         Section on Pulmonary and Critical Care Medicine Wake
                                         Forest University School of Medicine since 1996;
                                         Associate, Biochemistry of Wake Forest University
                                         School of Medicine since 1992; Associate Professor,
                                         Department of Internal Medicine Section on Pulmonary
                                         and Critical Care Medicine Wake Forest University
                                         School of Medicine from 1991 to 1996; Assistant
                                         Professor of The Johns Hopkins University School of
                                         Medicine from 1986 to 1991; and Graduate Assistant of
                                         Bowman Gray School Medicine Wake Forest University
                                         from 1982 to 1984.  Member of the Board of Directors
                                         of Pilot Therapeutics, Inc.

     Glenn J. Kline (38)                 Senior Managing Director of Academy Centennial Fund,
                                         LLC and Academy Venture Fund II, LLC since 1998;
                                         Senior Director in charge of Business Development &
                                         Strategic Planning, Del Monte from 1993 to 1998;
                                         Associate and Vice President positions at Ventana
                                         Growth Funds from 1989-1993.  Chairman of the Board
                                         of Directors of Pilot Therapeutics, Inc.

     James W. Johnston (55)              President and Chief Executive Officer of Stonemaker
                                         Enterprises, Inc. since 1996; Vice Chairman of RJR
                                         Nabisco, Inc. from 1995 to 1996; Chief Executive
                                         Officer of RJR Nabisco, Inc. from 1994 to 1996; Chief
                                         Executive Officer of RJR Tobacco Co. from 1989 to
                                         1994; Director of RJR Nabisco Holdings Corp. from
                                         1992 to 1996; Division Executive of Citibank NA from

                                         1984 to 1989; Executive Vice President, Marketing of
                                         Sales & Product Development of RJ Reynolds Tobacco
                                         Co. and President and Chief Executive Officer of
                                         Asian and Pacific Operations, RJ Reynolds Tobacco
                                         International Inc. from 1980 to 1981; Executive Vice
                                         President of Asia/Pacific Group of RJ Reynolds
                                         Tobacco Co. from 1979 to 1980; Member of Board of
                                         Directors of Pilot Therapeutics, Inc., Sealy
                                         Corporation, Remotelight.com Inc., and Adhesions
                                         Technology; Member of the Board of Visitors of the
                                         Wake Forest Baptist Medical Center, North Carolina
                                         Business Council of Management and Development, and
                                         Winston-Salem Business Inc.; Member of the Board of
                                         Trustees of Wake Forest University.

     Santo J. Costa (56)                 Non-Executive Chairman of ArgoMed, Inc. from 2000 to
                                         2001; Executive in Residence at AM Papas and
                                         Associates since June 2001; Of Counsel for the law
                                         firm Maupin Taylor and Ellis since June 2001;
                                         Vice-Chairman of Quintiles Transnational Corp. from
                                         1999 to May 2001; President and Chief Operating
                                         Officer of Quintiles from 1994 to 1999; Senior Vice
                                         President for Administration and General Counsel of
                                         Glaxo, Inc. and US area counsel for Merrell Dow
                                         Pharmaceuticals from 1971 to 1994; Member of the
                                         Board of Directors of NPS Pharmaceuticals, CV
                                         Therapeutics, Pilot Therapeutics, Inc. and EBM
                                         Solutions; Member of the Board of Advisors of AM
                                         Pappas & Associates; Member of the Board of Directors
                                         of the Duke Medical Center Children's Classic, the
                                         Duke University Medical Center Medical Center Board
                                         of Visitors, North Carolina Outward Bound School, the
                                         Duke Brain Tumor Advisory Committee and the Food and
                                         Drug Law Institute Advisory Board.

     Sara Brooks Strassle (49)           Consultant since January 2000; President and Chief
                                         Executive Officer of Pilot Therapeutics, Inc. from
                                         1998 to 1999; Executive Vice President of Quintiles
                                         from 1984 to 1997; Member of the Board of Directors
                                         of Pilot Therapeutics, Inc.; Member of the Board for
                                         the Triangle Community Foundation; Member of the
                                         Board for the North Carolina Symphony Society;
                                         President of Triangle Community Foundation; Member of
                                         the Board of the RTP chapter of the National
                                         Association of Corporate Directors.

     Bradley J. Undem, PhD (44)          Professor of Medicine of Johns Hopkins University
                                         School of Medicine since 1988; Member of Board of
                                         Directors of Pilot Therapeutics, Inc.

     Margaret Urquhart (52)              Consultant since January 2001; President of Krispy
                                         Kreme Store, North America from 1999 to 2000;
                                         President of Lowes Foods from 1995 to 1999; Owner of
                                         Spurlock Consulting Group from 1993 to 1995; Senior
                                         Vice President, Marketing & Distribution of Hook
                                         SupeRx, from 1992 to 1993; Corporate Vice President
                                         of Hannaford Brothers Co. from 1989 to 1992;
                                         President of Wellby Super Drug Stores (a subsidiary
                                         of Hannaford Bros Co.) from 1989 to 1992; Member of
                                         the Board of Directors of Pilot Therapeutics, Inc.;
                                         Member of the Board of Trustees for Salem Academy and
                                         College; Member of the Advisory Board for Wachovia
                                         Bank; Member of the Board of Directors for the
                                         Winston-Salem Arts Council.

     Beth Fordham-Meier (36)             Vice President Corporate Development and Planning of
                                         Pilot Therapeutics Inc. since 1999; University Patent
                                         Administrator of Wake Forest University from 1996 to
                                         1999; Associate Director Technology Transfer of Wake
                                         Forest University from 1993 to 1996; Intellectual
                                         Property Paralegal of Dann Dorfman Herrell and
                                         Skillman PC from 1990 to 1993; Technology Transfer
                                         Assistant of University of Iowa Research Foundation
                                         from 1988 to 1990; Program Coordinator of The
                                         University of Iowa from 1986 to 1988.

     Jim Ford (47)                       Interim Chief Financial Officer of Pilot Therapeutics
                                         Inc. since July 2001; Vice President of Finance and
                                         Operations of SharpVista Technologies since 2000;
                                         Vice President of Finance and Operations of OpenSite
                                         Technologies from 1998 to 2000; Controller of
                                         Research and Development for Cellular Communications
                                         of Ericsson from 1997 to 1998; Vice President of
                                         Finance and Operations of Ventana Communication Group
                                         from 1994 to 1997.

     Robert K. Smagala (52)              Senior Director of Sales of Pilot Therapeutics Inc.
                                         since August 2001; Vice President of Retail Sales of
                                         Warner-Lambert from 1995-2000;

                                         Director of Sales Operations of Warner-Lambert from
                                         1993 to 1995; Director of Customer Service Team of
                                         Warner-Lambert from 1992 to 1993; Director of Skin
                                         Care Business Team of Warner-Lambert from 1991 to 1992;
                                         Manager of Sales Planning, Sales Manager and National
                                         Director of Field Sales of Warner-Lambert from 1972 to
                                         1991; Member Board of Directors, National Association of
                                         Retail Merchandising Services (NARMS) since 2000;
                                         Member, Compass Management Retail Sales Share Group
                                         from 1999 to 2000.

     Edward M. Pyatte (58)               Director of Production of Pilot Therapeutics Inc.
                                         since June 2001; Vice President of Manufacturing,
                                         Mayrand/Merz Pharmaceuticals from 1996 to 1998;
                                         Director of Manufacturing of Mayrand/Merz
                                         Pharmaceuticals from 1991 to 1996; SCI-MED Waste
                                         Systems, Inc. from 1990 to 1991; Todays Temporary
                                         from 1985 to 1990; Director of Operations of
                                         Richardson-Vicks, Inc. from 1978 to 1985; Plant
                                         Manager of Richardson-Vicks Inc. from 1974 to 1978;
                                         Production Manager of Richardson-Vicks Inc. from 1970
                                         to 1974; Production Supervisor of Richardson - Vicks
                                         Inc. from 1968 to 1970.

     Mark Timothy Childress (44)         Director of Business Operations of Pilot Therapeutics
                                         Inc. since April 2001; Coach for Tobacco Processing
                                         of RJ Reynolds Tobacco from 1999 to 2001; Operation
                                         Analyst for Manufacturing of RJ Reynolds Tobacco from
                                         1998 to 1999; Leaf Processing Supervisor of RJ
                                         Reynolds Tobacco from 1995 to 1998; Leaf Analyst for
                                         the Oriental Department of RJ Reynolds Tobacco from
                                         1991 to 1995; Supervisor at Brook Cove Leaf
                                         Processing Plant of RJ Reynolds Tobacco from 1981 to
                                         1991; Territory Manager of Burroughs Corporation from
                                         1980 to 1981; Controller of Boles Hardware and Oil
                                         Company from 1979 to 1980.

     Eugene Dale Hintze (47)             Vice President Marketing of Pilot Therapeutics, Inc.
                                         since July 2001; Director Marketing Communications,
                                         NOVARTIS Inc. from 1999 to June 2001; Director
                                         Marketing and Sales, NOVARTIS Inc. from 1996 to 1999;
                                         Marketing and Sales Manager, Sandoz Agro Inc. from
                                         1995 to 1996; Marketing Communications Manager,
                                         Sandoz Agro Inc. from 1994 to 1995; Account Director
                                         of Bader Rutter and Associates,

                                         Marketing Communications from 1988 to 1994; District
                                         Sales Manager of American Cyanamid Company from 1985
                                         to 1988; Market Development Supervisor of American
                                         Cyanamid Company from 1984 to 1985; Sales
                                         Representative of American Cyanamid Company from 1981
                                         to 1984; Department Manager Management Trainee of
                                         Midland Cooperatives from 1980 to 1981.

     Dr. Marc Surette (40)               Director of Research and Development of Pilot
                                         Therapeutics Inc. since 1999; Assistant Professor
                                         Department of Anatomy and Physiology Faculty of
                                         Medicine, Universite Laval from 1996 to 1999;
                                         Research Fellow Division of Pulmonary and Critical
                                         Care Medicine Department of Medicine, Bowman Gray
                                         School of Medicine Wake Forest University from 1994
                                         to 1996; Post-Doctoral Fellow Centre de Recherche en
                                         Rhumatologie et Immunologie, Centre Hospitalier de
                                         l'Universite Laval from 1991 to 1994; Scholar and
                                         Fellowship, New York State Sea.

     The Company is in the process of developing its business plan. The Company currently expects that its business plan will be to develop the business of its wholly-owned subsidiary PTI, a venture-backed biopharmaceutical company formed in 1998 on pioneering Functional Liponomics(TM) platform research. This research identified several key areas where the dysfunctional regulation of bioactive lipids was a significant cause of human disease and revealed novel natural and pharmaceutical therapeutic strategies for treating those diseases. The Company has not yet completed its business plan and can give no assurances that such plan will be completed and, even if completed, that the Company will be able to consummate such plan.

Item 2.  Acquisition or Disposition of Assets.

     On August 24, 2001, the Company transferred all its liabilities (consisting of approximately $168,000 accounts payable) to a third party in exchange for such third party receiving 48,000 shares of the Common Stock of the Company as a condition to closing the Transaction.

Item 4.  Change in Registrant's Certifying Accountant.

     Following the closing of the Transaction, the Board of Directors of the Company determined that it would engage Ernst & Young as the Company's independent accountant to audit the Company's financial statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) The audited financial statements of Pilot Therapeutics, Inc. for the years ended December 31, 2000 and 1999, and period from August 3, 1998 (inception) through December 31, 2000 are filed herewith and follow this page.

(b) The unaudited financial statements of Pilot Therapeutics, Inc. for the six months ended June 30, 2001 and 2000, and the period from August 3, 1998 (inception) through June 30, 2001 are filed herewith and follow this page.

(c) The pro-forma financial statements of Pilot Therapeutics, Inc. and the Company for the year ended December 31, 2000 and the six-month period ended June 30, 2001 are filed herewith and following this page.

(d) Exhibits

       2.1 Stock Exchange Agreement, dated as of August 1, 2001, among the Company and the Shareholders.

       23.1 Consent of Independent Auditors of Pilot Therapeutics, Inc.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERALLIED GROUP, INC.
                                        ---------------------------------
                                                       (Registrant)

                                      By  /s/ Floyd H. Chilton III, PhD
                                        ---------------------------------
                                      Name:  Floyd H. Chilton III, PhD
                                      Title: President
Date:  August 24, 2001

                         Report of Independent Auditors

The Board of Directors and Stockholders
Pilot Therapeutics, Inc.

We have audited the accompanying balance sheets of Pilot Therapeutics, Inc. (a development stage company) as of December 31, 2000 and 1999, and the related statements of operations, redeemable convertible preferred stock and stockholders' equity (deficit), and cash flows for the years ended December 31, 2000 and 1999, and the period from August 3, 1998 (inception) through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pilot Therapeutics, Inc. (a development stage company) as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years ended December 31, 2000 and 1999, and the period from August 3, 1998 (inception) through December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                              /s/ Ernst & Young LLP

Greensboro, North Carolina
March 19, 2001, except for Note 10,
as to which the date is June 22, 2001

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)

                                Balance Sheets

                                                                                  December 31
                                                                              2000            1999
                                                                         ------------------------------
Assets
Current assets:
  Cash and cash equivalents                                              $  1,047,206     $     137,747
  Prepaid expenses                                                             33,922            18,502
                                                                         ------------------------------
Total current assets                                                        1,081,128           156,249

Equipment deposits                                                             54,642            54,642
Furniture and equipment, net                                                  184,194           135,434
                                                                         ------------------------------
                                                                         $  1,319,964     $     346,325
                                                                         ==============================

Liabilities and redeemable convertible preferred stock and
  stockholders' equity (deficit)
Current liabilities:
  Accrued expenses                                                       $    374,598     $     168,349
  Other                                                                        26,341            12,861
  Current portion of capital lease obligation                                  23,698            19,176
                                                                         ------------------------------
Total current liabilities                                                     424,637           200,386

Long-term portion of capital lease obligation                                  54,765            74,839

Long-term debt                                                              2,713,875           250,000
                                                                         ------------------------------
Total liabilities                                                           3,193,277           525,225

Redeemable convertible preferred stock and stockholders' equity
  (deficit):
  Series A, $0.001 par value, 750,000 shares authorized,
    issued and outstanding; aggregate liquidation preference
    of $750,000, or $1.00 per share                                           750,000           750,000
  Preferred stock, $0.001 par value, 250,000 shares authorized,
    none issued and outstanding                                                     -                 -
  Common stock, $0.001 par value, 10,000,000 shares authorized,
    2,011,285 and 1,895,171 shares issued and outstanding at
    December 31, 2000 and 1999, respectively                                    2,011             1,895
  Capital in excess of stated value                                           124,976           100,449
  Deficit accumulated during the development stage                         (2,750,300)       (1,031,244)
                                                                         ------------------------------
Total redeemable convertible preferred stock and stockholders'
  equity (deficit)                                                         (1,873,313)         (178,900)
                                                                         ------------------------------
                                                                         $  1,319,964     $     346,325
                                                                         ==============================

See accompanying notes.

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)


                           Statements of Operations

                                                                                         Period from
                                                                                        August 3, 1998
                                                                                         (inception)
                                                                                           through
                                                         Year ended December 31,         December 31,
                                                          2000             1999              2000
                                                     --------------------------------------------------
Operating expenses:
   License fees                                       $          -     $          -     $     112,500
   Research and development                              1,106,981          475,345         1,582,326
   General and administrative                              516,134          378,076           974,046
                                                     --------------------------------------------------
Loss from operations                                     1,623,115          853,421         2,668,872
Interest (expense) income, net                             (95,941)          13,385           (81,428)
                                                     --------------------------------------------------
Net loss                                              $  1,719,056     $    840,036     $   2,750,300
                                                     ==================================================

See accompanying notes.

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)


 Statements of Redeemable Convertible Preferred Stock and Stockholders' Equity
                                   (Deficit)

                                                                                                      Deficit      Total Redeemable
                                     Redeemable Convertible                                         Accumulated      Convertible
                                        Preferred Stock                               Capital in    During the     Preferred Stock
                                            Series A              Common Stock         Excess of    Development    and Stockholders'
                                       Shares      Amount      Shares      Amount    Stated Value      Stage       Equity (Deficit)
                                    ------------------------------------------------------------------------------------------------
Issuance of common stock at
   inception (August 3, 1998)                -    $       -   1,350,000    $ 1,350    $       -     $         -      $      1,350
Issuance of common stock in
   exchange for license fee                  -            -     562,500        563      111,937               -           112,500
Issuance of Series A redeemable
   convertible preferred stock,
   net of issuance costs               500,000      500,000           -          -      (15,652)              -           484,348
Net loss                                     -            -           -          -            -        (191,208)         (191,208)
                                    ------------------------------------------------------------------------------------------------
Balance at December 31, 1998           500,000      500,000   1,912,500      1,913       96,285        (191,208)          406,990
Issuance of common stock                     -            -     219,125        218        5,063               -             5,281
Repurchase of common stock                   -            -    (236,454)      (236)           -               -              (236)
Issuance of Series A redeemable
   convertible preferred stock,
   net of issuance costs               250,000      250,000           -          -         (899)              -           249,101
Net loss                                     -            -           -          -            -        (840,036)         (840,036)
                                    ------------------------------------------------------------------------------------------------
Balance at December 31, 1999           750,000      750,000   1,895,171      1,895      100,449      (1,031,244)         (178,900)
Exercise of common stock options             -            -     116,114        116       15,885               -            16,001
Issuance of common stock warrants
   with convertible demand
   promissory notes                          -            -           -          -        8,642               -             8,642
Net loss                                     -            -           -          -            -      (1,719,056)       (1,719,056)
                                    ------------------------------------------------------------------------------------------------
Balance at December 31, 2000           750,000    $ 750,000   2,011,285    $ 2,011    $ 124,976     $(2,750,300)     $ (1,873,313)
                                    ================================================================================================

See accompanying notes.

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)


                           Statements of Cash Flows


                                                                                                       Period from
                                                                                                      August 3, 1998
                                                                                                       (inception)
                                                                                                         through
                                                                    Year ended December 31,            December 31,
                                                                    2000                1999               2000

                                                            -----------------------------------------------------------
Operating activities
Net loss                                                       $    (1,719,056)       $    (840,036)   $    (2,750,300)
Adjustments to reconcile net loss to net cash used in
   operating activities:
     Noncash license fee                                                     -                    -            112,500
     Depreciation                                                       33,073                7,464             40,537
     Noncash promissory notes charges                                   13,875                    -             13,875
     Noncash expense for warrants attached to Series B
       redeemable convertible preferred stock                            8,642                    -              8,642
     Changes in operating assets and liabilities:
       Prepaid expenses                                                (15,420)              (5,251)           (33,922)
       Equipment deposits                                                    -                    -            (54,642)
       Accrued expenses                                                206,249              142,641            374,598
       Other liabilities                                                13,480               12,861             26,341
                                                            -----------------------------------------------------------
Net cash used in operating activities                               (1,459,157)            (682,321)        (2,262,374)

Investing activities
Purchases of furniture and equipment                                   (81,833)             (43,549)          (125,382)
                                                            -----------------------------------------------------------
Net cash used in investing activities                                  (81,833)             (43,549)          (125,382)

Financing activities
Proceeds from issuance of long-term debt                             2,450,000              250,000          2,800,000
Payments on capital lease obligation                                   (15,552)              (5,334)           (20,886)
Proceeds from issuance of common stock                                       -                5,045              6,395
Proceeds from exercise of stock options                                 16,001                    -             16,001
Net proceeds from issuance of Series A redeemable
   convertible preferred stock                                               -              249,101            633,449
                                                            -----------------------------------------------------------
Net cash provided by financing activities                            2,450,449              498,812          3,434,959
                                                            -----------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                   909,459             (227,058)         1,047,206
Cash and cash equivalents at beginning of period                       137,747              364,805                  -
                                                            -----------------------------------------------------------
Cash and cash equivalents at end of period                     $     1,047,206        $     137,747    $     1,047,206
                                                            ===========================================================

Supplemental cash flow information
Furniture and equipment obtained with capital leases           $             -        $      99,349    $        99,349
                                                            ===========================================================
Exchange of demand promissory note principle and interest
   for convertible demand promissory note                      $       263,875        $           -    $             -
                                                            ===========================================================

See accompanying notes.

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)

                         Notes to Financial Statements

                               December 31, 2000


1. Nature of Business and Operating Environment

Pilot Therapeutics, Inc. (the "Company") was incorporated in the State of North Carolina on August 3, 1998. The Company was formed to develop and market a line of therapeutic products for the treatment of chronic and proliferative diseases, including asthma, allergic rhinitis, arthritis and cancer.

Since inception, the Company has been in the development stage and its activities have principally consisted of obtaining financing, recruiting personnel, and conducting research and development. The Company is working on several long-term development projects that involve experimental technology and may require several years and substantial expenditures to complete. Revenues to date have not resulted from the Company's planned principal operations. The Company's ability to meet its business plan objectives is dependent upon its ability to raise additional financing, substantiate its technology and, ultimately, to fund its operations from revenues.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity date of three months or less to be cash equivalents.

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements (continued)


2. Significant Accounting Policies (continued)

Furniture and Equipment

Furniture and equipment are stated at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets. The range of useful lives of property and equipment is from five to ten years. Assets capitalized under capital leases are amortized over the shorter of the remaining term of the lease or the estimated useful life of the asset.

Impairment of Long-Lived Assets

The Company records impairment losses on long-lived assets used in operations when events and circumstances indicate that assets might be impaired and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount of those assets. The Company also records the assets to be disposed of at the lower of their carrying amount or fair value less cost to sell. To date, the Company has not experienced any impairment losses on its long-lived assets used in operations. While the Company's current and historical operating and cash flow losses are indicators of impairment, the Company believes the future cash flows to be received support the carrying value of its long-lived assets and accordingly, the Company has not recognized any impairment losses at December 31, 2000.

Income Taxes

Income taxes are computed using the asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, the Company generally considers all expected future events other than enactment of changes in tax law or rates. If it is "more likely than not" that some portion or all of a federal tax asset will not be realized, a valuation allowance is recorded.

Research and Development

Research and development costs are charged to expense as incurred.

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

License Fees

Upon execution and continuation of license agreements, license initiation and preservation fees are evaluated as to whether the underlying drug candidate has alternative uses, and if none, have been recorded as an expense. License milestones criteria are continuously evaluated. When criterion achievement is probable, the Company records expense at fair value, or will capitalize the fair value if marketing approval is obtained for the licensed compound or if the compound has an alternative future use.

Stock Based Compensation

The Company accounts for stock based compensation under Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. Because the exercise price of the Company's employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized. Pro forma information regarding net income and earnings per share as if the Company had accounted for its employee stock options granted under the fair value method, which is required by Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, is disclosed in Note 8.

Recently Issued Accounting Standards

In June 1998, The Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standard No. ("SFAS") 133, "Accounting for Derivative Investments and Hedging Activities." SFAS 133 established a new model for accounting for derivatives and hedging activities and supercedes several existing standards. SFAS 133, as amended by SFAS 137 and SFAS 138, is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. The adoption of SFAS 133 on January 1, 2001 is not expected to have an impact on the Company's financial statements.

3. Furniture and Equipment

Furniture and equipment consisted of the following:

                                                          December 31,
                                                      2000            1999
                                                ------------------------------

Furniture and equipment                         $    224,732    $    142,898
Less accumulated depreciation                        (40,538)         (7,464)
                                                ------------------------------
                                                $    184,194    $    135,434
                                                ==============================

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements (continued)



4. Debt and Warrants

A summary of long-term debt is as follows:
                                                      December 31,
                                                  2000            1999
                                             --------------------------------

Exchangeable demand promissory note               $        -       $250,000


Convertible demand promissory notes
  payable on demand on or after:
    March 5, 2001                                    250,000              -
    April 27, 2001                                   725,000              -
    June 5, 2001                                     313,875              -
    November 26, 2001                                525,000              -
    December 21, 2001                                900,000              -
                                             --------------------------------
                                                  $2,713,875       $250,000
                                             ================================

The Company signed an exchangeable demand promissory note on November 1, 1999, for $250,000. This note is due on demand at the earliest of the closing of any debt or equity financing by the Company in excess of $1,000,000 (the "Financing"), the closing of a consolidation or merger of the Company with another entity, or November 1, 2000. The outstanding principal and any accrued and unpaid interest would be paid, at the option of the holder, by the delivery of shares of stock or issuance of convertible debt, or immediately available funds. In the event this note shall be exchanged for stock or convertible debt, the value to be used will be the value used in the Financing, subject to the same rights, benefits, and burden as the new instrument issued, including any warrants, options, or rights to purchase additional shares. The note bears interest at the prime rate plus 1 percent. This note, along with applicable accrued interest, was exchanged for a convertible demand promissory note on June 6, 2000.

During the year ended December 31, 2000, the Company issued convertible demand promissory notes in the aggregate principal amount of $2,713,875. The promissory notes bear interest at 8.5% and are due on demand one year from their date of issuance. The unpaid principal and accrued interest on the promissory notes converted on February 28, 2001 into shares of the Company's Series B redeemable convertible preferred stock (see Note 10).

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements (continued)


4. Debt and Warrants (continued)

In conjunction with the issuance of the convertible demand promissory notes, the Company also issued warrants to purchase an aggregate of 83,477 shares of common stock at an exercise price of $3.83 per share. The warrants are exercisable during the period beginning on February 28, 2001 and ending on February 28, 2008.

See Note 10 for subsequent events related to long-term debt.

5. Leases

The Company leases certain lab equipment under a capital lease obligation. The lease is payable in monthly installments of $2,780 over 4 years at an effective interest rate of 14.5%. The lease is collateralized by all the leased property and a certificate of deposit equal to 55% of the value of the leased equipment at inception, or $54,642 at December 31, 2000 and 1999. The cost and accumulated depreciation of the items under capital lease were $103,515 and $22,082, respectively, at December 31, 2000. Interest expense and interest paid related to the capital lease for 2000 were $12,829 and $13,229, respectively.

Additionally, the Company leases office properties under operating leases with remaining terms of between 3 and 4 years. Total rental expense under these leases for 2000 was $15,228.

Future minimum lease payments at December 31, 2000 were:

                                                      Capital         Operating
       Fiscal Year                                    Leases          Leases
       -----------                                 ----------------------------

           2001                                    $  33,355       $  24,500
           2002                                       33,355          24,500
           2003                                       28,021          24,500
           2004                                          675               -
                                                   ----------------------------
Total minimum lease payments                          95,406       $  73,500
                                                                   ============
Less amounts representing interest                   (16,943)
                                                   -------------
Present value of future minimum lease payments        78,463
Less amounts due within one year                     (23,698)
                                                   -------------
Capital lease obligations due after one year       $  54,765
                                                   =============

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements (continued)

6. Income Taxes

A provision (benefit) for federal and state income taxes has not been recorded as the Company has incurred net operating losses since inception. At December 31, 2000 and 1999, the Company had cumulative federal and state net operating loss carryforwards available to offset future taxable income of approximately $2,700,000 and $1,000,000, respectively. U.S. tax rules impose limitations on the use of net operating losses and credits following certain changes in ownership. If such a change occurs, the limitation could reduce the amount of these benefits that would be available to offset future taxable income each year, starting with year of ownership change. The federal net operating loss carryforwards will expire in 2020 and 2019. The state net operating loss carryforwards will expire in 2020 and 2019.

At December 31, 2000 and 1999, the net deferred tax asset of approximately $1,058,000 and $380,000, respectively prior to the valuation allowance, consisted of the tax effect of net operating loss carryforwards and license fees which are not yet deductible for tax purposes. The Company has provided a full valuation allowance on the net deferred tax asset because of the uncertainty regarding its realizability.

7. Redeemable Convertible Preferred Stock and Stockholders' Equity

Upon inception of the Company, 1,350,000 shares of common stock were issued to the founders of the Company in exchange for $1,350. In December 1998, the Company issued 562,500 shares of common stock to a University in exchange for the licenses to certain compounds and patented processes (see Note 9).

In December 1998, the Company's Articles of Incorporation were amended to authorize 10,000,000 shares of common stock with a par value of $0.001 per share, and 1,000,000 shares of preferred stock with a par value of $.001 per share, of which 750,000 shares were designated as Series A redeemable convertible preferred stock.

In December 1998, the Company issued 500,000 shares of Series A redeemable convertible preferred stock (Series A Preferred Stock) in exchange for cash proceeds of $384,348, net of issuance costs of $15,652, and conversion of a note payable for $100,000. In connection with this transaction, the Company issued the purchaser a warrant to purchase 250,000 shares of the Company's common stock at an exercise price of $1.00 per share, all of which were outstanding as of December 31, 2000. The warrant was exercisable immediately upon issuance and expires in 2008.

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements (continued)


7. Redeemable Convertible Preferred Stock and Stockholders' Equity (continued)

During 1999, the Company issued 219,125 shares of common stock and canceled 236,454 shares of common stock. In addition, the Company issued 250,000 shares of Series A Preferred Stock for net cash proceeds of $249,101. In connection with the issuance of the preferred stock, the Company issued the purchasers warrants to purchase an aggregate of 62,500 shares of the Company's common stock at an exercise price of $1.00 per share, all of which were outstanding as of December 31, 2000 and 1999. The warrants were exercisable immediately upon issuance and expire in 2008.

The following is a summary of the rights, privileges and terms of the Company's outstanding Series A Preferred Stock.

Dividends

The holders of Series A Preferred Stock are entitled to receive noncumulative dividends when declared by the board of directors. No dividends may be paid to the holders of common stock unless an equivalent is declared and paid on the Series A Preferred Stock.

Conversion

Each holder of Series A Preferred Stock shall have the right to convert the shares at anytime into shares of the Company's common stock. Each share of the Series A Preferred Stock was initially convertible into one share of common stock subject to certain adjustments for dilutive issues as defined in the Amended Articles of Incorporation. Conversion is automatic upon the closing of a firm commitment for an underwritten public offering with a minimum per share price of $11.49 per share and gross proceeds of $15,000,000, resulting in a market capitalization immediately thereafter of not less than $100,000,000.

Liquidation Preference

In the event of liquidation of the Company, the holders of Series A Preferred Stock shall be entitled to receive an amount equal to $1.00 per share, as adjusted for any stock splits or dividends, before any payments are made to the holders of common stock. Any remaining assets shall be distributed ratably among the holders of common stock and the holders of Series A Preferred Stock on an as-converted basis.

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements (continued)


7. Redeemable Convertible Preferred Stock and Stockholders' Equity (continued)

Voting

Holders of Series A Preferred Stock have voting rights on an as if converted basis.

Mandatory Redemption

The terms of the Series A Preferred Stock provide for mandatory redemption. If, on or after December 11, 2006, holders of greater than fifty percent of the outstanding shares of Series A Preferred Stock request in writing that their shares be redeemed, the Company will redeem such number of shares of Series A Preferred Stock at a redemption price per share equal to $1.00.

At December 31, 2000, shares of common stock reserved for future issuance are as follows:

      Stock option plan                                   752,261
      Convertible Series A Preferred Stock                750,000
      Common stock warrants                               312,500
                                                 -------------------
      Total reserved                                    1,814,761
                                                 ===================

8. Stock Options

The Company adopted a stock option plan in 1998 and amended the plan in December 2000. Under the amended plan, options to purchase up to 900,000 shares of common stock may be granted to employees, directors, independent contractors, consultants and advisors. Awards may be made to participants in the form of incentive and non-qualified stock options. For the year ended December 31, 2000, 85,000 options were granted at an exercise price of $0.15 per share and 70,000 options were granted at an exercise price of $0.30 per share. Options to purchase 116,114 shares of common stock were exercised during the year ended December 31, 2000 at an aggregate of $16,001.

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements (continued)


8. Stock Options (continued)

The following table summarizes the Company's stock option activity.



                                                                Weighted
                                                             Average Option
                                       1998 Plan             Price Per Share

Outstanding at January 1, 1999                 -             $     -
Granted                                  236,625                0.10
Exercised                                (31,625)               0.001
Forfeited                                      -                   -
                                       ----------------------------------------
Outstanding at December 31, 1999         205,000                0.11
Granted                                  155,000                0.22
Exercised                               (116,114)               0.14
Forfeited                                      -                   -
                                       ----------------------------------------
Outstanding at December 31, 2000         243,886             $  0.17
                                       ========================================
Exercisable at December 31, 2000          44,302             $  0.18
                                       ========================================
Exercisable at December 31, 1999          25,000             $  0.10
                                       ========================================

Pro forma information regarding net loss is required by Statement of Financial Accounting Standards No. 123 ("Statement 123"), "Accounting for Stock-Based Compensation", and has been determined as if the Company had accounted for its stock-based compensation under the fair value method of that Statement. The Company estimated the fair value of the options granted in 2000 and 1999 and at the date of grant using the minimum value method with the following assumptions: risk-free interest rate of 6.00% and expected lives of the options of 10 years. Exercise prices for options outstanding at December 31, 2000 range from $0.10 to $0.30. The weighted-average contractual lives of the options to purchase Common Stock is 9.2 years. The weighted-average fair value of options granted during 2000 and 1999 was $0.22 and $0.11, respectively. The effect of applying Statement 123's fair value method to the Company's stock-based compensation results in a net loss that is not materially different from the amount reported.

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements (continued)


9. License and Research Agreements

Wake Forest University

In December 1998, the Company entered into a license agreement with Wake Forest University ("Wake Forest") whereby the Company licensed certain products and patented processes from Wake Forest in exchange for 562,500 shares of the Company's stock (see Note 7). The Company is also obligated to pay milestone payments within thirty days of the achievement of certain product development events. The Company will be required to pay $10,000 upon the approval of an Investigational New Drug application by the United States Food and Drug Administration (the "FDA"), $25,000 upon the date of completion for the first FDA approved Phase II clinical trials, $50,000 upon the date of completion for the first FDA approved Phase III clinical trials, $100,000 upon the date of each Product License Application filed with the FDA, and $250,000 upon the FDA product approval for each licensed product. In addition, the Company is also obligated to pay a royalty to Wake Forest based on net sales of products related to the licenses obtained from Wake Forest. The royalty will range from 3 percent to 5 percent of net sales, depending on the amount of net sales during each calendar year. Beginning in the year ended December 31, 2001, the Company will be required to pay a minimum royalty to Wake Forest of $30,000 per year. The Company has the option to issue warrants to Wake Forest, in an amount determined by the terms of the agreement, to purchase the Company's common stock with an exercise price of $1.00 per share in lieu of the payment of the minimum royalty payments.

The Company has also entered into a research agreement with Wake Forest whereby Wake Forest will perform sponsored research for the Company. Beginning in July 1999, the agreement requires the Company to request that Wake Forest perform sufficient research such that the Company shall pay Wake Forest a minimum of $50,000 per fiscal year ($12,500 per quarter) in exchange for their services through the year ending December 31, 2002. The 2000 payment was accrued as of December 31, 2000.

Cayman Chemical Company

In November 1998, the Company entered into a research and development agreement with Cayman Chemical Company ("Cayman Chemical"), whereby, the Company has agreed to perform preclinical research on certain compounds of Cayman Chemical at no cost. In exchange for performance of these preclinical services, the Company is to receive 50% of all royalties, fees, other payments and consideration received by Cayman Chemical from commercialization of such compounds.

                            Pilot Therapeutics, Inc.
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


9. License and Research Agreements (continued)

Johns Hopkins University

In April 1999, the Company entered into an exclusive licensing agreement with Johns Hopkins University ("Johns Hopkins") for the rights to certain patented or patent pending compounds. The licensing agreement provides for the Company to reimburse Johns Hopkins for the costs of maintaining the patent rights, pay a processing fee of $5,000, and an annual maintenance fee beginning in 2001 of $2,500. In addition, the Company issued 31,625 shares of Common Stock, at par to Johns Hopkins on May 10, 1999.

The Company will pay to Johns Hopkins a royalty of 1.5% of net sales. In the event a sublicensee sells a Licensed Product, payments ranging from 5% to 10% of revenue will be paid, as well as 5% of any additional amounts the Company may receive from the sublicensee. Once cumulative net sales exceed $1,000,000, minimum annual royalties are as follows: $10,000 in the first year; $20,000 in the second year; and, $30,000 in all subsequent years. Additional milestone payments will be made as each of following events are achieved: first initiation of Phase II Clinical Trails, $10,000; first initiation of Phase III Clinical Trials, $50,000; and, first filing of an NDA with the FDA, $100,000. The license agreement terminates concurrently with the expiration of the patents.

Croda Leek, Ltd.

In August 1999, the Company entered into an agreement with Croda Leek, Ltd. ("Croda") for the purpose of collaborating on research and development projects of mutual interest. Croda has agreed to provide the Company with certain fatty acid compounds and the two will collaborate on the research and development of certain proprietary technologies of the Company.

Research

The Company entered into a sub-agreement with Croda Leek, Ltd. ("Croda") on April 18, 2000, for the purpose of collaborating on research and development of the Company's lead dietary supplement product.

                            Pilot Therapeutics, Inc.
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


9. License and Research Agreements (continued)

Outsourcing

The Company signed an agreement effective March 8, 2000, to outsource corporate partnering of certain of its proprietary technologies. The Company will pay a retainer of $15,000, as well as 3 percent of all consideration received from corporate partners after the date of this agreement and until the corporate partner begins commercial sales of the proprietary technologies. In addition, the Company will issue stock options for 25,000 shares of common stock, 10,000 upon the execution of the agreement and 15,000 upon the closing of the first agreement with a corporate partner.

The Company signed an agreement effective April 3, 2000, to outsource public relations services for one year. The cost to the Company is $5,440 per month, plus expenses.

10. Subsequent Events

In February 2001, the Company amended and restated its Articles of Incorporation to authorize 12,566,580 shares of stock, consisting of 10,000,000 shares of common stock, and 2,566,580 shares of preferred stock, $0.001 par value. Of the preferred stock, 750,000 shares are designated as Series A redeemable convertible preferred stock (Series A Preferred Stock), 1,566,580 are designated as Series B redeemable convertible preferred stock (Series B Preferred Stock) and 250,000 are undesignated preferred stock, the preferences, limitations and relative rights of which are to be determined by the Company's Board of Directors. On February 28, 2001, the Company received $550,000 and converted outstanding convertible promissory notes in the aggregate principal amount of $2,713,875, plus accrued interest, into shares of Series B Preferred Stock, $0.001 par value, at a price of $3.83 per share. In connection with this issuance, warrants issued in connection with the convertible demand promissory notes became fully exercisable and the Series A Preferred Stock redemption amount was amended to equal the greater of fair market value on the date of redemption, plus accrued but unpaid dividends, or the Series A liquidation amount (See Note 4). On March 30, 2001, the Company issued an additional $201,600 in shares of Series B Preferred Stock at a price of $3.83 per share.

On June 22, 2001, the Company entered into an Investment and Royalty Agreement and a Loan Agreement with PharmaBio Development, Inc. ("PharmaBio") and a Commercialization Agreement with Innovex LP ("Innovex"). Innovex and PharmaBio are commonly controlled by Quintiles Transnational Corp.

                            Pilot Therapeutics, Inc.
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)



10. Subsequent Events (continued)

Under the Commercialization Agreement, Innovex will provide sales force services and certain marketing services on a fee-for-service basis to the Company in connection with the development and promotion of certain proprietary technology specified in the Commercialization Agreement. Beginning on the date the sales force is launched, and continuing for five years, Innovex will supply a sales force. It is anticipated that the initial sales force will consist of 65 sales representatives with administrative support. The minimum annual commitment of the Company under the Commercialization Agreement is approximately $8,400,000. The Commercialization Agreement is non-cancelable by the Company or Innovex during the five-year term, except for a material breach by or bankruptcy of either party, termination of the Investment and Royalty Agreement or if commercialization of the proprietary technology is no longer being pursued.

Under the Investment and Royalty agreement, PharmaBio will fund 50% of the estimated $55,000,000 total commercialization cost under the Innovex Commercialization Agreement, during the five-year term following launch, provided that, without the approval of PharmaBio, such obligation will not exceed (i) $6,000,000 for any single year, or (ii) $30,000,000 in the aggregate. The funding will be structured so that 10% of the total estimated commitment amount will be paid upon launch of the Innovex sales force and the remaining amount will be paid in equal quarterly payments during the five-year term. Further, in exchange for PharmaBio's funding commitments, the Company shall pay PharmaBio royalties of 10 percent in years one through six and 5 percent in year seven.

In accordance with the Loan Agreement, PharmaBio will issue a $6,000,000 line of credit (the "Loan") to the Company. The Loan will be available to the Company for general working capital purposes in the following three increments:

     (i) $2,000,000 upon the execution of the Loan, which occurred June 22, 2001;
     (ii) when the parties agree on a sales forecast of at least $70,000,000 during the royalty period, an additional $2,000,000 will be available, and
     (iii) when the parties agree on a sales forecast of at least $70,000,000 and the Company has consummated a defined equity sale, an additional $2,000,000 will be available.

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements (continued)



10. Subsequent Events (continued)

The Loan will accrue interest at the greater of 10% or prime plus 2.5%. Interest on the Loan will be paid quarterly and the principal will be due in a lump sum payment at the end of the 36-month term. The Company will pay PharmaBio a loan commitment fee in the amount of 1% of each increment outlined above that becomes available to the Company, that is paid on the first anniversary of the date on which the increment becomes available.

PharmaBio may at any time elect to convert the Loan, including the quarterly interest payments and the commitment fee, into shares of the Company's common stock based on a "conversion price" as defined in the Loan Agreement. Additionally, PharmaBio may purchase additional shares of the Company's common stock at the conversion price up to an amount equal to the difference between the total credit availability under the Loan and the amounts outstanding under the Loan.

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)


                                Balance Sheets

                                  (Unaudited)


                                                                                                 June 30
                                                                                          2001              2000
                                                                                    ------------------------------------
Assets
Current assets:
   Cash and cash equivalents                                                        $    2,550,784      $   705,063
   Prepaid expenses                                                                         11,724            8,916
   Other                                                                                    93,273                -
                                                                                    ------------------------------------
Total current assets                                                                     2,655,781          713,979
Equipment deposits                                                                          50,000           54,642
Furniture and equipment, net                                                               162,650          137,427
                                                                                    ------------------------------------
                                                                                    $    2,868,431      $   906,048
                                                                                    ====================================
Liabilities and redeemable convertible preferred stock and stockholders' equity
   (deficit)
Current liabilities:
   Accrued expenses                                                                 $      393,751      $   253,705
   Other                                                                                         -            2,183
   Current portion of capital lease obligation                                              25,689           25,592
                                                                                    ------------------------------------
Total current liabilities                                                                  419,440          281,480

Long-term portion of capital lease obligation                                               38,810           65,556
Convertible debt                                                                         2,000,000                -
Long-term debt                                                                                   -        1,288,875
                                                                                    ------------------------------------
Total liabilities                                                                        2,458,250        1,635,911

Redeemable convertible preferred stock and stockholders' equity (deficit):
   Series A, $0.001 par value, 750,000 shares authorized, issued and outstanding; aggregate liquidation preference of $964,285 and
     $750,000 at June 30, 2001 and 2000, respectively                                      964,285          750,000
   Series B, $0.001 par value, 1,566,580 authorized; 934,419 issued and outstanding at June 30, 2001; aggregate liquidation preference of
     $3,706,974 at June 30, 2001                                                         3,706,974                -
   Preferred stock, $0.001 par value, 250,000 shares authorized, none issued
     and outstanding                                                                             -                -
   Common stock, $0.001 par value, 10,000,000 shares authorized, 2,018,785 and
     1,899,337 shares issued and outstanding at June 30, 2001 and 2000,
     respectively                                                                            2,018            1,899
   Capital in excess of stated value                                                       328,386          109,503
   Deficit accumulated during the development stage                                     (4,591,482)      (1,591,265)
                                                                                    ------------------------------------
Total redeemable convertible preferred stock and stockholders' equity (deficit)            410,181         (729,863)
                                                                                    ------------------------------------
                                                                                    $    2,868,431      $   906,048
                                                                                    ====================================

See accompanying notes to financial statements.

                            Pilot Therapeutics, Inc.
                         (A Development Stage Company)


                           Statements Of Operations

                                  (Unaudited)

                                                                                                         Period
                                                                                                          from
                                                                                                        August 3,
                                                                                                          1998
                                                                                                       (inception)
                                                                                                         through
                                                                       Six month ended June 30,           June
                                                                        2001              2000          30, 2001
                                                             ---------------------------------------------------
Operating expenses:
   License fees                                              $              -     $           -    $     112,500
   Research and development                                           906,000           302,143        2,488,326
   General and administrative                                         575,519           220,411        1,549,565
                                                             ---------------------------------------------------
Loss from operations                                                1,481,519           522,554        4,150,391
Interest (expense) income, net                                        (17,229)          (37,467)         (98,657)
                                                             ---------------------------------------------------
Net loss                                                            1,498,748           560,021        4,249,048
Accreted redemption value on Series A and B redeemable
   convertible preferred stock                                        342,434                 -          342,434
                                                             ---------------------------------------------------
Net loss allocable to common shareholders                    $      1,841,182     $     560,021    $   4,591,482
                                                             ===================================================

See accompanying notes to financial statements.

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)
Statements of Redeemable Convertible Preferred Stock And Stockholders' Equity
                                   (Deficit)
                                  (Unaudited)

                                    Redeemable Convertible    Redeemable Convertible                                    Capital in
                                        Preferred Stock           Preferred Stock                                        Excess of
                                           Series A                  Series B                   Common Stock              Stated
                                      Shares       Amount       Shares       Amount         Shares         Amount           Value
                                  -------------------------------------------------------------------------------------------------

Balance at December 31, 1999         750,000    $ 750,000            -    $        -       1,895,171         $1,895       $100,449
Exercise of common stock options           -            -            -             -           4,166              4            412
Issuance of common stock
   warrants with convertible
   demand promissory notes                 -            -            -             -               -              -          8,642
Net loss                                   -            -            -             -               -              -              -
                                  -------------------------------------------------------------------------------------------------
Balance at June 30, 2000             750,000      750,000            -             -       1,899,337          1,899        109,503
Exercise of common stock options           -            -            -             -         111,948            112         15,473
Net loss                                   -            -            -             -               -              -              -
                                  -------------------------------------------------------------------------------------------------
Balance at December 31, 2000         750,000      750,000            -             -       2,011,285          2,011        124,976
Conversion of exchangeable
   demand promissory note                  -            -      738,179     2,827,225               -              -              -
Issuance of Series B redeemable
   convertible preferred stock,
   net of issuance costs                   -            -      196,240       751,600               -              -        (13,754)
Accreted redemption value on
   Series A and B redeemable
   convertible preferred stock             -      214,285            -       128,149               -              -              -
Exercise of common stock options           -            -            -             -           7,500              7             68
Excess of fair value of stock
   options issued over the
   option exercise price                   -            -            -             -               -              -        217,096
Net loss                                   -            -            -             -               -              -              -
                                  -------------------------------------------------------------------------------------------------
Balance at June 30, 2001             750,000    $ 964,285      934,419    $3,706,974       2,018,785         $2,018       $328,386
                                  =================================================================================================

                                                          Total
                                                       Redeemable
                                                       Convertible
                                        Deficit         Preferred
                                      Accumulated       Stock and
                                      During the      Stockholders'
                                      Development        Equity
                                         Stage          (Deficit)
                                  -----------------------------------
Balance at December 31, 1999          $(1,031,244)    $   (178,900)
Exercise of common stock options                -              416
Issuance of common stock
   warrants with convertible
   demand promissory notes                      -            8,642
Net loss                                 (560,021)        (560,021)
                                  -----------------------------------
Balance at June 30, 2000               (1,591,265)        (729,863)
Exercise of common stock options                -           15,585
Net loss                               (1,159,035)      (1,159,035)
                                  -----------------------------------
Balance at December 31, 2000           (2,750,300)      (1,873,313)
Conversion of exchangeable
   demand promissory note                       -        2,827,225
Issuance of Series B redeemable
   convertible preferred stock,
   net of issuance costs                        -          737,846
Accreted redemption value on
   Series A and B redeemable
   convertible preferred stock           (342,434)               -
Exercise of common stock options                -               75
Excess of fair value of stock
   options issued over the
   option exercise price                        -          217,096
Net loss                               (1,498,748)      (1,498,748)
                                  -----------------------------------
Balance at June 30, 2001              $(4,591,482)    $    410,181
                                  ===================================

See accompanying notes to financial statements.

                            Pilot Therapeutics, Inc.
                          (A Development Stage Company)


                            Statements of Cash Flows

                                   (Unaudited)

                                                                                                           Period from
                                                                                                         August 3, 1998
                                                                                                           (inception)
                                                                                                             through
                                                                       Six months ended June 30,             June 30,
                                                                        2001               2000                2001
                                                                 ------------------------------------------------------
Operating activities
Net loss                                                              $(1,498,748)       $(560,021)         $(4,249,048)
Adjustments to reconcile net loss to net cash used in
   operating activities:
     Noncash license fee                                                        -                -              112,500
     Depreciation and amortization                                         23,167           17,251               63,704
     Noncash promissory notes charges                                           -           13,875               13,875
     Noncash expense for warrants attached to Series B
       redeemable convertible preferred stock                                   -            8,642                8,642
     Noncash excess of fair value of stock options
       issued to employees and consultants over the
       option exercise price                                              217,096                -              217,096
     Changes in operating assets and liabilities:
       Prepaid expenses                                                    22,198            9,586              (11,724)
       Other assets                                                       (93,273)               -              (93,273)
       Equipment deposits                                                   4,642                -              (50,000)
       Accrued expenses                                                   132,503           85,356              507,101
       Other liabilities                                                  (26,341)         (10,678)                   -
                                                                 ------------------------------------------------------
Net cash used in operating activities                                  (1,218,756)        (435,989)          (3,481,127)

Investing activities
Purchases of furniture and equipment                                       (1,623)         (19,244)            (127,005)
                                                                 ------------------------------------------------------
Net cash used in investing activities                                      (1,623)         (19,244)            (127,005)


                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)


                     Statements of Cash Flows (Continued)

                                  (Unaudited)


                                                                                                            Period from
                                                                                                           August 3, 1998
                                                                                                             (inception)
                                                                                                               through
                                                                        Six months ended June 30,              June 30,
                                                                         2001               2000                 2001
                                                                 --------------------------------------------------------
Financing activities
Proceeds from issuance of long-term debt                               $        -          $1,025,000          $2,800,000
Proceeds from issuance of convertible debt                              2,000,000                   -           2,000,000
Payments on capital lease obligation                                      (13,964)             (2,867)            (34,850)
Proceeds from issuance of common stock                                          -                   -               6,395
Proceeds from exercise of stock options                                        75                 416              16,076
Net proceeds from issuance of Series A redeemable
   convertible preferred stock                                                  -                   -             633,449
Net proceeds from issuance of Series B redeemable
   convertible preferred stock                                            737,846                   -             737,846
                                                                 --------------------------------------------------------
Net cash provided by financing activities                               2,723,957           1,022,549           6,158,916
                                                                 --------------------------------------------------------
Net increase in cash and cash equivalents                               1,503,578             567,316           2,550,784
Cash and cash equivalents at beginning of period                        1,047,206             137,747                   -
                                                                 --------------------------------------------------------
Cash and cash equivalents at end of period                             $2,550,784          $  705,063          $2,550,784
                                                                 ========================================================

Supplemental cash flow information
Furniture and equipment obtained with capital leases                   $        -          $        -          $   99,349
                                                                 ========================================================
Exchange of demand promissory note principle and
   interest for convertible demand promissory note                     $        -          $  263,875          $  263,875
                                                                 ========================================================
Exchange of convertible demand promissory notes for
   Series B redeemable convertible preferred stock                     $2,713,875          $        -          $2,713,875
                                                                 ========================================================
Accrued interest on convertible demand promissory
   notes exchanged for Series B redeemable convertible
   preferred stock                                                     $  113,350          $        -          $  113,350
                                                                 ========================================================
Costs associated with issuance of Series B redeemable
   convertible preferred stock                                         $   13,754          $        -          $   13,754
                                                                 ========================================================


See accompanying notes to financial statements.

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)

                         Notes to Financial Statements
                                  (Unaudited)


1. Nature of Business and Operating Environment

Pilot Therapeutics, Inc. (the "Company") was incorporated in the State of North Carolina on August 3, 1998. The Company was formed to develop and market a line of therapeutic products for the treatment of chronic and proliferative diseases, including asthma, allergic rhinitis, arthritis and cancer.

Since inception, the Company has been in the development stage and its activities have principally consisted of obtaining financing, recruiting personnel, and conducting research and development. The Company is working on several long-term development projects that involve experimental technology and may require several years and substantial expenditures to complete. Revenues to date have not resulted from the Company's planned principal operations. The Company's ability to meet its business plan objectives is dependent upon its ability to raise additional financing, substantiate its technology and, ultimately, to fund its operations from revenues.

2. Significant Accounting Policies

Unaudited Interim Financial Statements

The accompanying unaudited interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States and applicable Securities and Exchange Commission ("SEC") regulations for interim financial information. These financial statements are unaudited and, in the opinion of management, include all adjustments necessary to present fairly the balance sheets, statements of operations, statements of redeemable convertible preferred stock and stockholders' equity (deficit), and statements of cash flows for the periods presented in accordance with accounting principles generally accepted in the United States. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to SEC rules and regulations. It is presumed that users of this interim financial information have read or have access to the audited financial statements for the preceding year presented elsewhere in this document. Operating results for the interim periods presented are not necessarily indicative of the results that may be expected for the full year.

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements (continued)
                                  (Unaudited)


2. Significant Accounting Policies (continued)

Stock Based Compensation

The Company accounts for non-cash stock based compensation in accordance with the provisions of Accounting Principles Board Opinion No. ("APB") 25, "Accounting for Stock Issued to Employees," which states that no compensation expense is recognized for stock options or other stock based awards that are granted to employees with an exercise price equal to or above the estimated fair value of the Company's common stock on the grant date. In the event that stock options are granted with an exercise price below the estimated fair market value of the Company's common stock at the grant date, the difference between the fair market value of the Company's common stock and the exercise price of the stock option is recorded as deferred compensation.

During the six month periods ended June 30, 2001 and 2000, 4,166 and 7,500 options to purchase common stock were exercised for consideration of $416 and $7, respectively. For the six months ended June 30, 2001, 239,100 options to purchase common stock were issued to employees and outside consultants, of which 7,500 were granted at an exercise price of $0.01, 50,000 at an exercise price of $0.60, 15,000 at an exercise price of $0.85 and 166,600 at an exercise price of $0.77. For the six months ended June 30, 2000, 85,000 options were granted to purchase common stock at an exercise price of $0.15 per share and 70,000 options were granted at an exercise price of $0.30 per share. The vesting period of the options is generally three years. In connection with the grant of stock options to employees, the Company recorded $171,578 in compensation expense for the six months ended June 30, 2001. In connection with the issuance of options to consultants, the Company recorded $29,262 in general and administrative expense for the six months ended June 30, 2001.

Recently Issued Accounting Standards

In June 1998, The Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standard No. ("SFAS") 133, "Accounting for Derivative Investments and Hedging Activities." SFAS 133 established a new model for accounting for derivatives and hedging activities and supercedes several existing standards. SFAS 133, as amended by SFAS 137 and SFAS 138, is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. The adoption of SFAS 133 on January 1, 2001 did not have an impact on the Company's financial statements.

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements (continued)
                                  (Unaudited)


3. Series B Redeemable Convertible Preferred Stock

In February 2001, the Company amended and restated its Articles of Incorporation to authorize 12,566,580 shares of stock, consisting of 10,000,000 shares of common stock, and 2,566,580 shares of preferred stock, $0.001 par value. Of the preferred stock, 750,000 shares are designated as Series A Redeemable Convertible Preferred Stock ("Series A"), 1,566,580 are designated as Series B Redeemable Convertible Preferred Stock ("Series B"), and 250,000 are undesignated preferred stock, the preferences, limitations and relative rights of which are to be determined by the Company's Board of Directors. On February 28, 2001, the Company received $550,000 and converted outstanding convertible promissory notes in the aggregate principal amount of $2,713,875, plus accrued interest of $113,350, into shares of Series B, $0.001 par value, at a price of $3.83 per share. In connection with the conversion of the promissory notes into Series B, 83,477 warrants with an exercise price of $3.83 per share became fully exercisable and the Series A redemption amount was amended to equal the greater of fair market value on the date of redemption plus accrued but unpaid dividends, or the Series A liquidation amount. On March 30, 2001, the Company issued an additional $201,600 in shares of Series B at a price of $3.83 per share.

The following is a summary of the rights, privileges and terms of the Company's outstanding Series B:

Dividends

The holders of Series B are entitled to receive noncumulative dividends when declared by the board of directors. No dividends may be paid to the holders of Series A or Series B unless equivalent dividends are declared and paid on both the Series A and Series B.

Conversion

Each holder of Series B shall have the right to convert the shares at anytime into shares of the Company's common stock. Each share of the Series B was initially convertible into one share of common stock subject to certain adjustments for dilutive issues as defined in the Amended Articles of Incorporation. Conversion is automatic upon the closing of a firm commitment for an underwritten public offering with a minimum per share price of $11.49 per share and gross proceeds of $15,000,000, resulting in a market capitalization immediately thereafter of not less than $100,000,000.

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements (continued)
                                  (Unaudited)


3. Series B Redeemable Convertible Preferred Stock (continued)

Liquidation Preference

In the event of liquidation of the Company, the holders of Series B shall be entitled to receive an amount equal to $3.83 per share (Series B Liquidation Preference), as adjusted for any stock splits or dividends, before any payments are made to the holders of Series A or common stock. After the payment of the Series B Liquidation Preference, the holders of the Series A shall be entitled to receive an amount equal to $1.00 per share, adjusted for any stock splits or dividends. Any remaining assets shall be distributed ratably among the holders of common stock and the holders of Series A on an as-converted basis.

Voting

Holders of Series B have voting rights equal to the common shareholders on an as if converted basis.

Mandatory Redemption

The terms of the Series B also provide for a mandatory redemption. If, on or after December 11, 2006, holders of greater than fifty percent of the outstanding shares of Series B request in writing that their shares be redeemed, the Company will redeem such number of shares of the Series B at a redemption price per share equal to 150% of the Series B Original Price ($5.75). Accordingly, $128,149 of accretion has been recorded for the six months ended June 30, 2001 for the Series B.

4. Quintiles Transnational Corp. Agreements

On June 22, 2001, the Company entered into an Investment and Royalty Agreement and a Loan Agreement with PharmaBio Development, Inc. ("PharmaBio") and a Commercialization Agreement with Innovex LP ("Innovex"). Innovex and PharmaBio are commonly controlled by Quintiles Transnational Corp.

Under the Commercialization Agreement, Innovex will provide sales force services and certain marketing services on a fee-for-service basis to the Company in connection with the development and promotion of certain proprietary technology specified in the Commercialization Agreement. Beginning on the date the sales force is launched, and continuing for five years, Innovex will

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements (continued)
                                  (Unaudited)


4. Quintiles Transnational Corp. Agreements (continued)

supply a sales force. It is anticipated that the initial sales force will consist of 65 sales representatives with administrative support. The minimum annual commitment of the Company under the Commercialization Agreement is approximately $8,400,000. The Commercialization Agreement is non-cancelable by the Company or Innovex during the five-year term, except for a material breach by or bankruptcy of either party, termination of the Investment and Royalty Agreement or if commercialization of the proprietary technology is no longer being pursued.

Under the Investment and Royalty agreement, PharmaBio will fund 50% of the estimated $55,000,000 total commercialization cost under the Innovex Commercialization Agreement, during the five-year term following launch, provided that, without the approval of PharmaBio, such obligation will not exceed (i) $6,000,000 for any single year, or (ii) $30,000,000 in the aggregate. The funding will be structured so that 10% of the total estimated commitment amount will be paid upon launch of the Innovex sales force and the remaining amount will be paid in equal quarterly payments during the five-year term. Further, in exchange for PharmaBio's funding commitments, the Company shall pay PharmaBio royalties of 10 percent in years one through six and 5 percent in year seven.

In accordance with the Loan Agreement, PharmaBio will issue a $6,000,000 line of credit (the "Loan") to the Company. The Loan will be available to the Company for general working capital purposes in the following three increments:

     (iv) $2,000,000 upon the execution of the Loan, which occurred June 22, 2001;
     (v) when the parties agree on a sales forecast of at least $70,000,000 during the royalty period, an additional $2,000,000 will be available, and
     (vi) when the parties agree on a sales forecast of at least $70,000,000 and the Company has consummated a defined equity sale, an additional $2,000,000 will be available.

PharmaBio may at any time elect to convert the Loan, including the quarterly interest payments and the commitment fee, into shares of the Company's common stock based on a "conversion price" as defined in the Loan Agreement. Additionally, PharmaBio may purchase additional shares of the Company's common stock at the conversion price up to an amount equal to the difference between the total credit availability under the Loan and the amounts outstanding under the Loan.

                           Pilot Therapeutics, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements (continued)
                                  (Unaudited)


5. Commitments

In connection with a research agreement with Wake Forest University, the Company entered into a sponsored research sub-agreement in March 2001. The term of this sub-agreement is from March 2001 to October 2001, with a final report due no later than November 7, 2001. In exchange for research assistance, the Company will pay fees to Wake Forest in the aggregate of $170,356 over the specified term of the agreement. Certain research milestones, the initiation of the project and the presentation of the final report trigger cash payments to be made by the Company. The Company has expensed $84,478 of the aggregate cost of the research project at June 30, 2001.

The Company entered into an agreement with a marketing company for premarketing services to be provided during the period from July 2001 to December 2001, in exchange for $750,000. Payments for services will be paid and expensed over the agreement's six-month term, based upon project milestones, net of a project credit of $250,000, resulting in total expenses of $500,000 to the Company.

                            Interallied Group, Inc.

                        Pro Forma Financial Information

                                 June 30, 2001

                                  (Unaudited)




Introduction to Pro Forma Financial Information

The following unaudited pro forma financial information is based on the financial statements of Interallied Group, Inc. ("ILRG") and Pilot Therapeutics, Inc. ("Pilot").

The following unaudited pro forma balance sheet as of June 30, 2001 has been prepared as if the recapitalization of ILRG occurred on that date. The following unaudited pro forma statement of operations for the six months ended June 30, 2001 gives effect to the recapitalization of ILRG, as if such transaction occurred at the beginning of the periods presented.

The Pro Forma Financial Information is based on the historical financial statements of ILRG and Pilot, and the assumptions and adjustments described in the accompanying notes. The unaudited pro forma statements of operations do not purport to represent what ILRG's results of operations actually would have been if the recapitalization occurred as of the dates indicated or what results will be for any future periods. The Pro Forma Financial Information is based upon assumptions that ILRG believes are reasonable and should be read in conjunction with the Financial Statements and the related notes thereto included elsewhere in this filing.

                            Interallied Group, Inc.


                            Pro Forma Balance Sheet

                                 June 30, 2001
                                  (Unaudited)


                                                                                                 Pro Forma          Combined
                                                               Pilot              ILRG          Adjustments        Pro Forma
                                                         ----------------------------------------------------------------------
Assets

Current assets:
   Cash and cash equivalents                               $    2,550,784    $        1,416    $            -      $  2,552,200
   Prepaid expenses                                                11,724                 -                 -            11,724
   Other                                                           93,273                 -                 -            93,273
                                                         ----------------------------------------------------------------------
Total current assets                                            2,655,781             1,416                 -         2,657,197

Equipment deposits                                                 50,000                 -                 -            50,000
Furniture and equipment, net                                      162,650                 -                 -           162,650
                                                         ----------------------------------------------------------------------
                                                           $    2,868,431    $        1,416    $            -      $  2,869,847
                                                         ======================================================================

Liabilities and Redeemable Convertible Preferred
Stock and Stockholders' Equity (Deficit)

Current liabilities:
   Accounts payable and accrued expenses                   $      393,751    $       43,159    $      (43,159)     $    393,751
   Notes and advances payable                                           -           123,996          (123,996)                -
   Current portion of capital lease obligation                     25,689                 -                 -            25,689
                                                         ----------------------------------------------------------------------
Total current liabilities                                         419,440           167,155          (167,155)          419,440

Long-term portion of capital lease obligation                      38,810                 -                 -            38,810
Convertible debt                                                2,000,000                 -                 -         2,000,000
                                                         ----------------------------------------------------------------------
Total liabilities                                               2,458,250           167,155          (167,155)        2,458,250

Redeemable convertible preferred stock and stockholders'
   deficit:
   Series A redeemable convertible preferred stock                964,285                 -          (964,285)                -
   Series B redeemable convertible preferred stock              3,706,974                 -        (3,706,974)                -
   Preferred stock                                                      -                 -                 -                 -
   Common stock                                                     2,018            18,155           (10,364)            9,809
   Capital in excess of stated value                              328,386         1,310,180         3,366,673         5,005,239
   Stock subscription receivable                                        -           (11,969)                -           (11,969)
   Deficit accumulated during the development stage            (4,591,482)       (1,482,105)        1,482,105        (4,591,482)
                                                         ----------------------------------------------------------------------
Total redeemable convertible preferred stock and
  stockholders' equity (deficit)                                  410,181          (165,739)          167,155           411,597
                                                         ----------------------------------------------------------------------
                                                           $    2,868,431    $        1,416    $            -      $  2,869,847
                                                         ======================================================================

See accompanying notes to pro forma financial statements.

                            Interallied Group, Inc.


                       Pro Forma Statement of Operations

                        Six Months Ended June 30, 2001
                                  (Unaudited)


                                                                                    Pro Forma        Combined
                                                   Pilot              ILRG          Adjustments      Pro Forma
                                               ----------------------------------------------------------------
Operating expenses:
   Research and development                      $  906,000           $    -            $  -         $  906,000
   General and administrative                       575,519            5,957               -            581,476
                                               ----------------------------------------------------------------

Loss from operations                              1,481,519            5,957               -          1,487,476

Interest (expense) income, net                      (17,229)          (3,225)              -            (20,454)
                                               ----------------------------------------------------------------

Net loss                                         $1,498,748           $9,182            $  -         $1,507,930
                                               ================================================================

Basic and diluted loss per share                                                                          $0.15
                                                                                                   ============

Pro forma common shares outstanding                                                                   9,809,013
                                                                                                   ============

See accompanying notes to pro forma financial statements.

                            Interallied Group, Inc.

                    Notes To Pro Forma Financial Statements

                                 June 30, 2001

                                  (Unaudited)


Basis of Presentation. On August 24, 2001, Interallied Group, Inc. ("ILRG" or the "Company") issued 7,905,414 shares of its common stock in exchange for all the issued and outstanding shares of capital stock of Pilot Therapeutics, Inc. ("Pilot") in a recapitalization transaction accounted for similar to a reverse acquisition ("Recapitalization"). ILRG was formerly a non-operating public shell corporation with no significant assets and was treated as the "acquired" company in the transaction, but remains the surviving legal entity. Accordingly, the transaction was treated as an issuance of stock by Pilot for the net monetary assets of ILRG, accompanied by a recapitalization. Since this transaction is in substance a recapitalization of ILRG and not a business combination, a valuation was not performed and no goodwill was recorded.

The accompanying unaudited pro forma financial statements are presented to reflect the Recapitalization of the Company. The unaudited pro forma balance sheet as of June 30, 2001 presents the financial position of the Company as if the Recapitalization had occurred on that date, utilizing the unaudited balance sheets of Pilot and ILRG as of June 30, 2001. The unaudited pro forma statement of operations for the six months ended June 30, 2001, including basic and diluted earnings per share, is presented as if the Recapitalization occurred at the beginning of the period presented. The pro forma information was prepared based upon certain assumptions described below and may not be indicative of results that actually would have occurred had the Recapitalization occurred on the dates presented or of results which may occur in the future. The unaudited pro forma financial data and accompanying notes should be read in conjunction with the annual financial statements and notes thereto of Pilot and ILRG.

The historical balance sheet for ILRG as of June 30, 2001 was derived from the unaudited financial statements filed in Form 10Q. The historical balance sheet for Pilot was derived from the June 30, 2001 unaudited balance sheet, which is included elsewhere in this filing.

As of the date of the Recapitalization, a total of 9,768,951 shares of Company common stock, par value $0.001, was outstanding resulting from the issuance of 7,905,414 shares of Company common stock for all the capital stock of Pilot. As part of the Reorganization, the accumulated deficit was eliminated against additional paid-in capital.

                            Interallied Group, Inc.

                                  (Unaudited)

The following preliminary pro forma share table summarizes the impact of the Recapitalization on shares of stock at June 30, 2001. The shares assumed issued at June 30, 2001 in the pro forma financial statements exceed the actual number of shares issued as Pilot cancelled 20,031 shares subsequent to June 30, 2001 but prior to the effective date of the Recapitalization.

 Pilot Assumed Conversion Prior to Recapitalization
 --------------------------------------------------

   Series A, Preferred Stock converted to Common Stock                               750,000
   Series B, Preferred Stock converted to Common Stock                               934,419
   Assumed cashless exercise of Series A Warrants                                    250,000
   Assumed cashless exercise of Series B Warrants                                     19,534
                                                                            -------------------
      Subtotal                                                                     1,953,953
   Outstanding Pilot Common Stock                                                  2,018,785
                                                                            -------------------
                                                                                   3,972,738
   Factor of ILRG Common Stock issued for outstanding
      Pilot Common Stock                                                                 x 2
                                                                            -------------------
   Pilot Common Stock converted to ILRG Common Stock                               7,945,476
   ILRG Common Stock outstanding at June 30, 2001                                  1,815,537
                                                                            -------------------
      Total Pro Forma Common Stock - ILRG                                          9,761,013
                                                                            ===================


On August 24, 2001, ILRG transferred all its liabilities (consisting of approximately $168,000 in accounts payable) to a third party in exchange for such third party receiving 48,000 shares of the Common Stock of ILRG. This share issuance has been considered when preparing the pro forma financial statements. Accordingly, total shares outstanding on the June 30, 2001 pro forma balance sheet is 9,809,013.

                            Interallied Group, Inc.

                        Pro Forma Financial Information

                               December 31, 2000

                                  (Unaudited)

Introduction to Pro Forma Financial Information

The following unaudited pro forma financial information is based on the financial statements of Interallied Group, Inc. ("ILRG") and Pilot Therapeutics, Inc. ("Pilot").

The following unaudited pro forma balance sheet as of December 31, 2000 has been prepared as if the recapitalization of ILRG occurred on that date. The following unaudited pro forma statement of operations for the year ended December 31, 2000 gives effect to the recapitalization of ILRG, as if such transaction occurred at the beginning of the period presented.

The Pro Forma Financial Information is based on the historical financial statements of ILRG and Pilot, and the assumptions and adjustments described in the accompanying notes. The unaudited pro forma statements of operations do not purport to represent what ILRG's results of operations actually would have been if the recapitalization occurred as of the dates indicated or what results will be for any future periods. The Pro Forma Financial Information is based upon assumptions that ILRG believes are reasonable and should be read in conjunction with the Financial Statements and the related notes thereto included elsewhere in this filing.

                            Interallied Group, Inc.

                            Pro Forma Balance Sheet

                               December 31, 2000
                                  (Unaudited)

                                                     Pilot              ILRG            Pro Forma          Combined
                                                                                       Adjustments        Pro Forma
                                              ------------------------------------------------------------------------
Assets

Current assets:
   Cash and cash equivalents                      $  1,047,206      $      1,260       $         -      $   1,048,466
   Prepaid expenses                                     33,922                 -                 -             33,922
                                              --------------------------------------------------------------------------

Total current assets                                 1,081,128             1,260                 -          1,082,388

Equipment deposits                                      54,642                 -                 -             54,642
Furniture and equipment, net                           184,194                 -                 -            184,194
                                              --------------------------------------------------------------------------

                                                  $  1,319,964      $      1,260       $         -      $   1,321,224
                                              ==========================================================================

Liabilities and Redeemable Convertible
Preferred Stock and Stockholders' Deficit

Current liabilities:
   Accounts payable and accrued expenses          $    374,598      $     40,245       $   (40,245)     $     374,598
   Other                                                26,341           117,246          (117,246)            26,341
   Current portion of capital lease obligation          23,698                 -                 -             23,698
                                              --------------------------------------------------------------------------

Total current liabilities                              424,637           157,491          (157,491)           424,637

Long-term portion of capital lease obligation           54,765                 -                 -             54,765
Long-term debt                                       2,713,875                 -                 -          2,713,875
                                              --------------------------------------------------------------------------

Total liabilities                                    3,193,277           157,491          (157,491)         3,193,277

Redeemable convertible preferred stock and stockholders' deficit:

   Series A redeemable convertible preferred
     stock                                             750,000                 -          (750,000)                 -
   Preferred stock                                           -                 -                 -                  -
   Common stock                                          2,011            18,155           (12,283)             7,883
   Capital in excess of stated value                   124,976         1,310,180          (553,149)           882,007
   Stock subscription receivable                             -           (11,643)                -            (11,643)
   Deficit accumulated during the development
   stage                                            (2,750,300)       (1,472,923)        1,472,923         (2,750,300)
                                              --------------------------------------------------------------------------
Total redeemable convertible preferred stock
  and stockholders' deficit                         (1,873,313)         (156,231)          157,491         (1,872,053)
                                              --------------------------------------------------------------------------

                                                  $  1,319,964      $      1,260       $         -      $   1,321,224
                                              ==========================================================================


See accompanying notes to pro forma financial statements.

                            Interallied Group, Inc.

                       Pro Forma Statement of Operations

                         Year Ended December 31, 2000

                                  (Unaudited)


                                                    Pilot            ILRG           Pro Forma        Combined
                                                                                   Adjustments       Pro Forma
                                               --------------------------------------------------------------------
Operating expenses:
   Research and development                        $ 1,106,981      $        -           $    -      $ 1,106,981
   General and administrative                          516,134         125,361                -          641,495
   Amortization and write-off of intangible
     and fixed assets                                        -         210,118                -          210,118
                                               --------------------------------------------------------------------

Loss from operations                                 1,623,115         335,479                -        1,958,594

Gain on sale of subsidiary                                   -          68,051                -           68,051

Interest (expense) income, net                         (95,941)         (4,916)               -         (100,857)
                                               --------------------------------------------------------------------

Net loss                                           $ 1,719,056      $  272,344           $    -      $ 1,991,400
                                               ====================================================================

Basic and diluted loss per share                                                                     $      0.25
                                                                                                 ==================

Pro forma common shares outstanding                                                                    7,883,107
                                                                                                 ==================


See accompanying notes to pro forma financial statements.

                            Interallied Group, Inc.


                    Notes to Pro Forma Financial Statements

                               December 31, 2000

                                  (Unaudited)


Basis of Presentation. On August 24, 2001, Interallied Group, Inc. ("ILRG" or the "Company") issued 7,905,414 shares of its common stock in exchange for all the issued and outstanding shares of capital stock of Pilot Therapeutics, Inc. ("Pilot") in a recapitalization transaction accounted for similar to a reverse acquisition ("Recapitalization"). ILRG was formerly a non-operating public shell corporation with no significant assets and was treated as the "acquired" company in the transaction, but remains the surviving legal entity. Accordingly, the transaction was treated as an issuance of stock by Pilot for the net monetary assets of ILRG, accompanied by a recapitalization. Since this transaction is in substance a recapitalization of ILRG and not a business combination, a valuation was not performed and no goodwill was recorded.

The accompanying audited pro forma financial statements are presented to reflect the Recapitalization of the Company. The audited pro forma balance sheet as of December 31, 2000 presents the financial position of the Company as if the Recapitalization had occurred on that date, utilizing the audited balance sheets of Pilot and ILRG as of December 31, 2000. The audited pro forma statement of operations for the year ended December 31, 2000, including basic and diluted earnings per share, is presented as if the Recapitalization occurred at the beginning of the period presented. The pro forma information was prepared based upon certain assumptions described below and may not be indicative of results that actually would have occurred had the Recapitalization occurred on the dates presented or of results which may occur in the future. The audited pro forma financial data and accompanying notes should be read in conjunction with the annual financial statements and notes thereto of Pilot and ILRG.

The historical balance sheet for ILRG as of December 31, 2000 was derived from the audited financial statements filed in Form 10K. The historical balance sheet for Pilot was derived form the December 31, 2000 audited balance sheet, which is included elsewhere in this filing.

                            Interallied Group, Inc.

                                  (Unaudited)

The following pro forma share table summarizes the impact of the Recapitalization on shares of stock at December 31, 2000:

Pilot Assumed Conversion Prior to Recapitalization
--------------------------------------------------
   Series A, Preferred Stock converted to Common Stock                              750,000
   Assumed cashless exercise of Series A Warrants                                   250,000
                                                                             ------------------
      Subtotal                                                                    1,000,000
   Outstanding Pilot Common Stock                                                 2,011,285
                                                                             ------------------
                                                                                  3,011,285
   Factor of ILRG Common Stock issued for outstanding
      Pilot Common Stock                                                                x 2
                                                                             ------------------

   Pilot Common Stock converted to ILRG Common Stock                              6,022,570
   ILRG Common Stock outstanding at 12/31/2000                                    1,815,537
                                                                             ------------------
      Total Pro Forma Common Stock - ILRG                                         7,838,107
                                                                             ==================

On August 24, 2001, ILRG transferred all its liabilities (consisting of approximately $168,000 in accounts payable) to a third party in exchange for such third party receiving 48,000 shares of the Common Stock of ILRG. This share issuance has been considered when preparing the pro forma financial statements. It is assumed in the pro forma financials that 45,000 shares of common stock were issued to settle all liabilities at December 31, 2000. Accordingly, total shares outstanding in the pro forma balance sheet as of December 31, 2000, is 7,883,107.

                                 EXHIBIT INDEX

Exhibit No.         Exhibit Description
----------          -------------------
2.1                 Stock Exchange Agreement, dated as of August 1, 2001, among the Company and the Shareholders.

23.1                Consent of Independent Auditors of Pilot Therapeutics, Inc.